EXHIBIT 99.2


                        GLOBAL GLASS SOURCE (HK) LIMITED

                                 INTERIM REPORT

               FOR THE PERIOD FROM 01 JANUARY 2002 TO 30 JUNE 2002





                                    CONTENTS

                                                                    Pages

                  Report of the Directors                             1

                  Report of the Auditors                              2

                  Financial Statements                              3 - 8

                        GLOBAL GLASS SOURCE (HK) LIMITED
                        --------------------------------

                             REPORT OF THE DIRECTORS
                             -----------------------


The directors have pleasure in presenting their report together with the audited financial statements for the period of six months ended 30 June 2002.

STATE OF THE COMPANY'S AFFAIRS
The principal activity of the Company is trading of general packaging products for different industrial applications including medical field.

The results of the Company for the period ended 30 June 2002 and the state of the Company's affairs at that date are set out in the financial statements on pages (3) to (8).

DIVIDEND AND TRANSFER TO RESERVE
The directors do not recommend any payment of dividend nor transfer to reserve.

SHARE CAPITAL
No movement in share capital has been taken place during the period.

FIXED ASSETS
Movements in fixed assets during the period are set out in note (5) to the financial statements.

DIRECTORS
The directors of the Company during the period were Messrs. FOK Tung Sum Samson, LIN Chao Ming Allen (resigned on 21/03/2002), and WONG Hoi Yim (appointed on 21/03/2002). In accordance with the Company's Articles of Association, Messrs. FOK Tung Sum Samson and WONG Hoi Yim shall continue to hold the office of directorship.

DIRECTORS' INTERESTS
No contract of significance to which the Company was a party and in which a director of the Company had a material interest subsisted at the period end or at any time during the period.

At no time during the period the Company was a party to any arrangement to enable the directors of the Company to acquire benefits by means of acquisition of shares in or debentures of the Company or any other body corporate.

MANAGEMENT SERVICE AGREEMENT
No contract concerning the management and administration of the whole or any substantial part of the business of the Company were entered into or existed during the period.

AUDITORS
The financial statements have been audited by Messrs. Wallace Ko & Company, Certified Public Accountants, who retire and, being eligible, offer themselves for re-appointment.


ON BEHALF OF THE BOARD

/s/ WONG Hoi Yim

CHAIRMAN

HONG KONG, 23 SEPTEMBER 2002.

                    REPORT OF THE AUDITORS TO THE MEMBERS OF

                        GLOBAL GLASS SOURCE (HK) LIMITED
                        --------------------------------

               (INCORPORATED IN HONG KONG WITH LIMITED LIABILITY)


We have audited the accompanying balance sheet as at 30 June 2002 and the profit & loss account and cash flow statement for the period then ended.


RESPECTIVE RESPONSIBILITIES OF DIRECTORS AND AUDITORS

These financial statements set out on pages (3) to (8) are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.


BASIS OF OPINION

We conducted our audit in accordance with International Standards on Auditing. Those Standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examination, on a test basis, of evidence supporting the amounts and disclosures in the financial statements. It also includes an assessment of the accounting principles used and significant estimates made by the management, as well as the evaluation of the overall financial statements presentation. We believe our audit provides a reasonable basis for our opinion.


OPINION

In our opinion, the financial statements present a fair view, in all material respects, of the financial position of the Company as at 30 June 2002 and of its results of operations and cash flows for the period in accordance with International Accounting Standards and have been properly prepared in accordance with the disclosure requirements of the Hong Kong Companies Ordinance.




                                                     WALLACE CO & COMPANY
                                            CERTIFIELD PUBLIC ACCOUNTANTS



Room 1202, 12/F., Tai Sang Bank Building
130-132 Des Voeux Road Central
Hong Kong, 23 September 2002.

                            GLOBALGLASS SOURCE (HK) LIMITED
                            -------------------------------
                                     BALANCE SHEET
                                     -------------
                                   AS AT 30 JUNE 2002
                                   ------------------

                                                       2002                   2001
ASSETS                                NOTE              HK$                   HK$
                                      ----              ---                   ---


fFIXED ASSETS                          (5)               643,500.00          819,000.00
                                                 ------------------  ------------------0

CURRENT ASSETS
                     Trade Debtors                   19,061,119.12       12,553,971.07
                      Cash at Bank                    1,682,722.63        3,493,229.22
                                                 ------------------  ------------------
                                                     20,743,841.75       16,047,200.29
                                                 ------------------  ------------------

CURRENT LIABILITIES
                   Trade Creditors                   19,242,127.63       14,684,583.26
                  Sundry creditors                      109,200.00                 ---
                          Accruals                             ---        1,730,065.12
                 Audit fee payable                       19,100.00           12,100.00
                       Tax payable                      250,000.00                 ---
                                                 ------------------  ------------------
                                                    (19,620,427.63)     (16,426,748.38)
                                                 ------------------  ------------------

           NET CURRENT LIABILITIES                    1,123,414.12         (379,548.09)
                                                 ------------------  ------------------

                                                 ------------------  ------------------
NET ASSETS                                            1,766,914.12          439,451.91
                                                 ==================  ==================


CAPITAL AND RESERVE

SHARE CAPITAL                         (6)                20,000.00           20,000.00

RETAINED EARNINGS                                     1,746,914.12          419,451.91

                                                 ------------------  ------------------
SHAREHOLDER'S FUND                                    1,766,914.12          439,451.91
                                                 ==================  ==================


The annexed notes form an integral part of these financial statements.

Approved by the Board of Directors on 23 September 2002.


          /s/ Samson Fok                                 /s/ Wong Hoi Yim
             DIRECTOR                                         DIRECTOR

                               GLOBALGLASS SOURCE (HK) LIMITED
                               -------------------------------
                                   PROFIT AND LOSS ACCOUNT
                                   -----------------------
                                      AS AT 30 JUNE 2002
                                      ------------------

                                                           2002                  2001
                                       NOTE                HK$                    HK$
                                       ----

TURNOVER                                (2)              26,577,856.27         41,104,467.70

COST OF SALES                                           (24,796,525.42)       (40,301,651.06)

                                                    -------------------    ------------------

GROSS PROFIT                                              1,781,330.85            802,816.64

OTHER INCOME                                                    327.21              1,594.32

ADMINISTRATIVE EXPENSES                                     (28,695.85)           (23,209.05)

DEPRECIATION                            (5)                (175,500.00)          (351,000.00)

                                                    -------------------    ------------------

PROFIT BEFORE TAXATION                  (7)               1,577,462.21            430,201.91

TAXATION CHARGE                         (3)                (250,000.00)                  ---

                                                    -------------------    ------------------

PROFIT AFTER TAXATION                                     1,327,462.21            430,201.91

RETAINED EARNINGS BROUGHT FORWARD                           419,451.91                   ---

FORMATION EXPENSES WRITTEN OFF                                     ---            (10,750.00)

                                                    -------------------    ------------------

RETAINED EARNINGS CARRIED FORWARD                         1,746,914.12            419,451.91
                                                    ===================    ==================

The annexed notes form an integral part of these financial statements.

Other than profit after taxation, the company has no recognized gain or loss. Accordingly, a statement of recognized gain or loss is not presented in the financial statements.

                        GLOBAL GLASS SOURCE (HK) LIMITED
                        --------------------------------

                        NOTES TO THE FINANCIAL STATEMENTS
                        ---------------------------------

                        FOR SIX MONTHS ENDED 30 JUNE 2002
                        ---------------------------------



1.       PRINCIPAL ACCOUNTING POLICIES

         a.       FIXED ASSETS AND DEPRECIATION
                  Fixed assets are stated at cost or valuation less accumulated depreciation. The cost of an asset comprises its purchase price and any directly attributable costs of bringing the asset to working condition and location for its intended use. Expenditure incurred after the tangible fixed assets have been put into operation, such as repairs and maintenance and overhaul costs, is normally charged to the profit and loss account in the year in which it is incurred. In situations where it can be clearly demonstrated that the expenditure has resulted in an increase in the future economic benefits expected to be obtained from the use of the tangible fixed assets, the expenditure is capitalized as an additional cost of the tangible fixed assets.

                  When assets are sold or retired, their cost and accumulated depreciation are eliminated from the accounts and any gain or loss resulting from their disposal is included in the profit and loss account.

                  Depreciation is calculated on a straight-line basis to write off the cost or valuation of each asset over its estimated useful lives, after taking into account its estimated residual value. The principal annual rate used for this purpose is 30%.

         b.       DEFERRED TAXATION
                  Deferred taxation, if any, is provided using the liability method, on all material timing differences, other than those which is not expected to crystallize in the foreseeable future.

         c.       REVENUE
                  Revenue is recognized when it is probable that the economic benefits will flow to the company and when the revenue can be measured reliably. Sales income is recognized upon the transfer to the purchaser the significant risks and rewards of the ownership of the goods. Interest income is recognized on a time proportion basis that takes into account the effective yield on the assets.

         d.       RELATED PARTIES
                  Two parties are considered to be related if one party has the ability, directly or indirectly, to control the other party or exercise significant influence over the other party in making financial and operating decisions. Parties are also considered to be related if they are subject to common control or common significant influence.

         g.       FOREIGN EXCHANGE
                  Assets and liabilities arising from foreign currency transactions are converted into Hong Kong dollars at approximately the market rate of exchange ruling at the balance sheet date. Foreign currency transactions during the year are translated into Hong Kong dollars at the rates ruling at the transaction dates. All exchange differences are dealt with in the profit and loss account.

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                        GLOBAL GLASS SOURCE (HK) LIMITED
                        --------------------------------

                        NOTES TO THE FINANCIAL STATEMENTS
                        ---------------------------------

                        FOR SIX MONTHS ENDED 30 JUNE 2002
                        ---------------------------------


2.       TURNOVER

         Turnover comprises of invoiced sales of general packaging products to third and related parties.



3.       TAXATION

         Hong Kong taxation is provided in the financial statements at the rate of 16% on the estimated profit for the period.


         No provision for deferred taxation has been made in the accounts as the effect of total timing difference is immaterial.



4.       DIRECTORS' REMUNERATION

         Pursuant to Section 161 of the Companies Ordinance, there was no emolument, pension or compensation paid or payable to the director.

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
                                 GLOBAL GLASS SOURCE (HK) LIMITED
                                 --------------------------------

                                 NOTES TO THE FINANCIAL STATEMENTS
                                 ---------------------------------

                                 FOR SIX MONTHS ENDED 30 JUNE 2002
                                 ---------------------------------


                                                               HK$                      HK$
                                                       -------------------      ------------------

5.   FIXED ASSETS

      Molds

            At cost
                     At 31/12/2001 & 30/6/2002                                       1,170,000.00
                                                                                ==================

            Aggregate depreciation
                                 At 31/12/2001                                         351,000.00
                         Charge for the period                                         175,500.00
                                                                                ------------------
                                  At 30/6/2002                                         526,500.00
                                                                                ==================


            Net book value
At 31/12/2001                                                                          819,000.00
At 30/6/2002                                                                           643,500.00


6.   SHARE CAPITAL                                             2002                    2001
                                                       -------------------      ------------------

      Authorized, issued and paid up
           20,000 shares of HK$1.00 each                        20,000.00               20,000.00
                                                       ===================      ==================


7.   PROFIT BEFORE TAXATION

      Profit before taxation is arrived at:

            After crediting
                Bank interest received                             327.21                1,594.32
                                                       ===================      ==================

            After charging
                Audit fee                                        7,000.00               12,100.00
                                                       ===================      ==================

                                           GLOBAL GLASS SOURCE (HK) LIMITED
                                           --------------------------------

                                                 CASH FLOW STATEMENT
                                                 -------------------

                                          FOR SIX MONTHS ENDED 30 JUNE 2002
                                          ---------------------------------

                                                                               2002                     2001
                                                                               HK$                      HK $
                                                                               ----                     ----
NET CASH (OUTFLOW)/INFLOW ON OPERATING ACTIVITIES
   Operating profit                                                            1,577,462.21               430,201.91
   Depreciation                                                                  175,500.00               351,000.00
   Bank interest received                                                           (327.21)               (1,594.32)
   Formation expenses                                                                                     (10,750.00)
   Increase in trade debtors                                                  (6,507,148.05)          (12,553,971.07)
   Increase in trade creditors                                                 4,557,544.37            14,684,583.26
   Increase in sundry creditors                                                  109,200.00
   (Decrease)/Increase in accruals                                            (1,723,065.12)            1,742,165.12
                                                                       ---------------------    ---------------------
                                                                              (1,810,833.80)            4,641,634.90
                                                                       =====================    ---------------------

NET CASH INFLOW ON RETURN ON INVESTMENT AND SERVICING OF FINANCE
   Bank interest received                                                            327.21                 1,594.32
                                                                       ---------------------    ---------------------


NET CASH FLOW ON INVESTING ACTIVITIES
   Fixed assets                                                                         ---            (1,170,000.00)
                                                                                                ---------------------

                                                                       ---------------------    ---------------------

NET CASH INFLOW BEFORE FINANCING                                              (1,810,506.59)            3,473,229.22


NET CASH INFLOW ON FINANCING ACTIVITIES
   Share capital issued                                                                 ---                20,000.00

                                                                                                ---------------------

(DECREASE)/INCREASE CASH AND CASH EQUIVALENTS                                 (1,810,506.59)            3,493,229.22

Cash and cash equivalents b/f                                                  3,493,229.22                      ---
                                                                       ---------------------    ---------------------

Cash and cash equivalents c/f                                                  1,682,722.63             3,493,229.22
                                                                       =====================    =====================

ANALYSIS OF THE BALANCES OF CASH AND CASH EQUIVALENTS
   Cash at banks                                                               1,682,722.63             3,493,229.22
                                                                       =====================    =====================